UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 8, 2007

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

          New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation                                      Identification No.)
     or organization)


       200 Vesey Street, World Financial Center
                  New York, New York                             10285
       ----------------------------------------               ----------
       (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

                                      None
              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On October 8, 2007, American Express Company (the "Company") announced the appointment of Daniel T. Henry as Executive Vice President and Chief Financial Officer of the Company. The appointment of Mr. Henry to this role is effective immediately. Mr. Henry, age 58, joined the Company in 1990 as Comptroller and served in such position until 2000, at which time he became Executive Vice President and Chief Financial Officer of the Company's U.S. Consumer, Small Business and Merchant Services businesses until February 2007. Since February 2007, Mr. Henry had been serving as Executive Vice President and acting Chief Financial Officer of the Company.

        The terms of any amendments to Mr. Henry's compensation arrangements resulting from his appointment as Chief Financial Officer of the Company have not been determined and are thus not available at this time. Pursuant to the instructions of Form 8-K, the Company will, to the extent applicable, file at a later date an amendment to this Form 8-K to provide the material terms of any such amendments to Mr. Henry's compensation.

         A copy of the press release announcing the appointment of Mr. Henry is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1 Press release, dated October 8, 2007, announcing the appointment of Daniel T. Henry as Executive Vice President and Chief Financial Officer of the Company.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMERICAN EXPRESS COMPANY
                                                 (REGISTRANT)


                                                 By: /s/ Stephen P. Norman
                                                     -----------------------
                                                     Name: Stephen P. Norman
                                                     Title: Secretary

Date:   October 12, 2007


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



                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------  ---------------------------------------------------------------

99.1 Press release, dated October 8, 2007, announcing the appointment of Daniel T. Henry as Executive Vice President and Chief Financial Officer of the Company.




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